Financial Instruments And Financial Risk Management	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Financial Instruments And Financial Risk Management

NOTE 16. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Financial Instruments

The Company’s financial instruments are held at amortized cost (adjusted for impairments or ECLs, as applicable) or fair value. The carrying values of financial instruments held at amortized cost approximate their fair values as of December 31, 2022 and 2021 due to their nature and relatively short maturity date. Financial assets and liabilities with embedded derivative features are carried at fair value.

Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:
•Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs for the asset or liability that are not based on observable market data.
There have been no transfers into or out of level 3 during the years ended December 31, 2022 and 2021.
The following tables summarize the Company’s financial instruments as of December 31, 2022 and 2021:

	December 31, 2022
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$119,341	$—	$—	$—	$119,341
Restricted cash[1]	2,169	—	—	—	2,169
Security deposits[2]	4,367	—	—	—	4,367
Accounts receivable, net	56,492	—	—	—	56,492
Loans receivable, short-term	447	—	—	—	447
Loans receivable, long-term	823	—	—	—	823
Investments	—	136	432	660	1,228

Financial Liabilities:
Accounts payable	$28,093	$—	$—	$—	$28,093
Accrued liabilities	65,161	—	—	—	65,161
Short-term borrowings	18,812	—	—	—	18,812
Current portion of lease liabilities	26,124	—	—	—	26,124
Deferred consideration and other payables, short-term	6	7	—	47,821	47,834
Lease liabilities	156,180	—	—	—	156,180
Deferred consideration, long-term	—	—	—	7,770	7,770
Long-term notes payable and loans payable	469,055	—	—	—	469,055
Other long-term liabilities	7,000	—	—	—	7,000
[1]Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements.
[2]Security deposits are included in “Other non-current assets” on the Consolidated Balance Sheets.

	December 31, 2021
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$223,543	$—	$—	$—	$223,543
Restricted cash[1]	2,559	—	—	—	2,559
Security deposits[2]	3,941	—	—	—	3,941
Accounts receivable, net	43,379	—	—	—	43,379
Loans receivable, short-term	747	—	—	565	1,312
Loans receivable, long-term	505	—	—	—	505
Investments	—	4,710	542	660	5,912

Financial Liabilities:
Accounts payable	$32,278	$—	$—	$—	$32,278
Accrued liabilities	95,442	—	—	—	95,442
Short-term borrowings	19,928	—	—	—	19,928
Current portion of lease liabilities	20,792	—	—	—	20,792
Deferred consideration, contingent consideration and other payables, short-term	5	12	—	71,816	71,833
Derivative liabilities, short-term	—	—	—	1,172	1,172
Lease liabilities	118,936	—	—	—	118,936
Deferred consideration, long-term	—	—	—	17,651	17,651
Long-Term Notes Payable and Loans Payable	465,079	—	—	—	465,079
Other long-term liabilities	7,001	—	—	—	7,001
[1]Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements.
[2]Security deposits are included in “Other non-current assets” on the Consolidated Balance Sheets.
The following table presents a rollforward of the balance sheet amounts measured at fair value on a recurring basis and classified as Level 3. The classification of an item as Level 3 is based on inputs for assets or liabilities that are not based on observable market data.

December 31, 2022
Level 3 Fair Value Measurements
($ in thousands)	Loans receivable, short-term	Investments	Deferred consideration and other payables, short-term	Derivative liabilities, short-term	Deferred consideration, long-term
Balance as of December 31, 2021	$565	$660	$71,816	$1,172	$17,651
Change in fair value recorded in Interest expense, net	—	—	900	—	(881)
Change in fair value recorded in Other income, net	—	—	5,647	(1,172)	—
Payments	(1,837)	—	(39,542)	—	—
Change in fair value recorded in Selling, general and administrative	1,272	—	—	—	—
Other[1]	—	—	9,000	—	(9,000)
Balance as of December 31, 2022	$—	$660	$47,821	$—	$7,770
[1] Other relates to reclassifications from long-term to short-term due to the projected dispensary opening dates.

December 31, 2021
Level 3 Fair Value Measurements
($ in thousands)	Loans receivable, short-term	Loans receivable, long- term	Investments	Deferred consideration and other payables, short-term	Derivative liabilities, short-term	Derivative liabilities, long-term	Deferred consideration and contingent, long-term
Balance as of December 31, 2020	$1,517	$20,019	$119	$19,093	$—	$17,505	$7,247
Additions	—	—	593	69,099	—	—	9,026
Change in fair value recorded in Interest expense, net	—	—	—	196	27	(223)	1,378
Change in fair value recorded in Other income, net	—	—	—	(14,743)	(11,897)	(4,231)	—
Payments	(400)	—	—	(1,829)	—	—	—
Settlement	—	(20,019)	(52)	—	—	(9)	—
Change in fair value recorded in Selling, general and administrative	(552)	—	—	—	—	—	—
Other[1]	—	—	—	—	13,042	(13,042)	—
Balance as of December 31, 2021	$565	$—	$660	$71,816	$1,172	$—	$17,651
[1] Other relates to reclassifications from long-term to short-term due to the projected dispensary opening dates.

(a)Loans receivable, short-term
The following is a summary of Loans receivable, short-term balances and valuation classifications (discussed further below) as of December 31, 2022 and 2021:

($ in thousands)	Valuation classification	December 31, 2022	December 31, 2021
Short-term loans receivable - Lighthouse	Fair value	$—	$565
Short-term loans receivable - Other, net of ECL	Amortized cost	447	—
Interest receivable	Amortized cost	—	747
Total Loans receivable, short-term		$447	$1,312
(i)Lighthouse Loan
On August 12, 2019, the Company issued a secured convertible promissory note that is convertible, at the Company’s discretion, into additional membership units approximating 1% ownership of the parent company of Lighthouse. The loan was amended in March 2021 to extend the maturity date from February 2021 to February 2022. During the first quarter of 2022, the Company received payment for the outstanding balance and accrued interest.

(ii)Other Loans

In connection with the acquisition of Origin House, the Company assumed a long-term loan receivable with a balance of $0.4 million as of December 31, 2021. The entire balance was reclassified to loans receivable, short-term as of December 31, 2022 as payment is expected during 2023.
(b)Loans receivable, long-term

($ in thousands)	Valuation classification	December 31, 2022	December 31, 2021
Long-term loans receivable - Illinois Incubator, net of ECL	Amortized cost	$823	$100
Long-term loans receivable - Other, net of ECL	Amortized cost	—	405
Total Loans receivable, long-term		$823	$505

(i)Illinois Incubator Loans

Pursuant to the Illinois Cannabis Regulation and Tax Act, the Company has issued $0.3 million in loans to an Illinois company which has secured a Craft Grower License to operate in the state and $1.0 million in loans to groups that have been identified by the state of Illinois as having the opportunity to receive Conditional Adult Use Dispensing Organization Licenses. One (1) $0.1 million loan related to the Craft Grower License, was fully funded on July 20, 2021 and matures on July 20, 2026. The remaining loans of $1.2 million were fully funded on March 21, 2022 and matures on July 20, 2027. The loans are measured at amortized cost and bear no interest.
(ii)Other Loans

In connection with the acquisition of Origin House, the Company assumed a loan receivable with a balance of $0.4 million as of December 31, 2021, which was reclassified to loans receivable, short-term as of December 31, 2022 as discussed above.
(c)Share Purchase Warrants

As of December 31, 2022, all share purchase warrants have expired, leaving none outstanding. At December 31, 2021, the Company had 9.8 million warrants outstanding, of which 4.2 million warrants were classified as current liabilities. 3.7 million of these liability-classified warrants were from issuances to underwriters associated with the September 2019 financing.
In the second quarter of 2022, the Company reduced the fair value of the liability-classified warrants to $nil, resulting in a mark-to-market gain of $1.2 million for the year ended December 31, 2022. The gain was driven by changes in the Company’s share price, volatility and the remaining expected life of the warrants. During the third quarter of 2022, all liability-classified warrants expired. For the year ended December 31, 2021, the Company recorded a mark-to-market gain of $16.7 million due to changes in the Company’s share prices, volatility and remaining expected life; additionally, the Company recorded a $0.3 million unrealized loss on foreign exchange.
All warrants classified as derivative liabilities are measured at fair value. As of December 31, 2021, the fair value of liability-classified warrants was determined using the Black-Scholes option-pricing model utilizing the following assumptions:

2021
Risk-free annual interest rate	0.15%
Expected annual dividend yield	0.0%
Expected stock price volatility	47.3%
Expected life of stock warrants	< 1 year
Forfeiture rate	0%
Share price at period end	$6.62
Strike price at period end	$9.86
Volatility was calculated by using the Company’s historical share volatility. Prior to 2021, volatility was calculated by using the average historical volatility of comparable companies from a representative peer group of publicly traded companies. The change in volatility rate was made because the Company now has a reasonable observable history of volatility to use a company-specific rate, whereas in the past it did not. The impact of the change in volatility rates resulted in a one-time gain of $5.2 million, which is included in Other income (expense), net on the Consolidated Statements of Operations for the year ended December 31, 2021. An increase in volatility would result in an increase in fair value at grant date. The expected life in years represents the period of time before warrants expire. The risk-free rate is based on U.S. treasury bills with a remaining term equal to the expected life of the options.
Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument-related risks. The Board of Directors and Company management mitigate these risks by assessing, monitoring and approving the Company’s risk management processes:
(a)Credit and Banking Risk
Credit risk is the risk of a potential loss to the Company if a customer or a third-party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure as of December 31, 2022 and 2021 is the carrying amount of cash, accounts receivable and loans receivable. The Company does not have significant credit risk with respect to its growth in its key retail markets, as payment is typically due upon transferring the goods to the customer at our dispensaries, which currently accept only cash and debit cards. Additionally, the Company does not have significant credit risk with respect to its loan counterparties as the interest rate on our Senior Loan is not variable and therefore, is not materially impacted by interest rate increases enacted by the Federal Reserve. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry have passed the U.S. House of Representatives but were not voted on within the U.S. Senate, and would need to be reintroduced by the new Congress. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept or deposit funds from businesses involved with the cannabis industry, leading to an increased risk of legal actions against the Company and forfeitures of the Company’s assets.
The Company’s aging of Accounts receivables as of December 31, 2022 and 2021 was as follows:

($ in thousands)	2022	2021
0 to 60 days	$49,303	$37,750
61 to 120 days	6,118	4,309
120 days +	3,698	3,540
Total accounts receivable, gross	59,119	45,599
Allowance for doubtful accounts	2,627	2,220
Total accounts receivable, net	$56,492	$43,379
For the years ended December 31, 2022 and 2021, the Company recorded bad debt expense of $0.4 million and $1.0 million, respectively, to account for ECL and recorded an additional $1.9 million and $0.3 million, respectively, in bad debt related to invoice write-offs.
(b)Asset Forfeiture Risk
Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.
(c)Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of December 31, 2022, the Company had working capital (defined as current assets less restricted cash, less current liabilities) of $43.0 million. The Company expects to continue to raise capital to fund operations and the expansion of its business.
In addition to the commitments outlined in Note 15, the Company has the following contractual obligations as of December 31, 2022:

($ in thousands)	< 1 Year	1 to 3 Years	3 to 5 Years	Total
Accounts payable & Accrued liabilities	$93,254	$—	$—	$93,254
Deferred consideration, contingent consideration and other payables, short-term	47,834	—	—	47,834
Deferred consideration, long-term	—	7,770	—	7,770
Long-term notes payable and loans payable and Short-term borrowings	18,812	—	469,055	487,867
Other long-term liabilities			7,000	7,000
Total obligations as of December 31, 2022	$159,900	$7,770	$476,055	$643,725

(d)Market Risk
(i)Currency Risk
The operating results and balance sheet of the Company are reported in USD. As of December 31, 2022 and 2021, the Company’s financial assets and liabilities are primarily in USD. However, from time to time some of the Company’s financial transactions are denominated in currencies other than USD. The results of the Company’s operations are subject to currency transaction and translation risks. The Company recorded a $0.9 million gain in foreign currency exchanges during the year ended December 31, 2022 and a $1.2 million loss in foreign currency exchanges during the year ended December 31, 2021. See Note 13 for additional details.
As of December 31, 2022 and 2021, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
(ii) Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in the Company’s incremental borrowing rate would result in an associated increase or decrease in Deferred consideration, contingent consideration and other payables and Interest expense, net. The Company’s Senior Loan accrues interest at a rate of 9.5%, per annum and has an effective interest rate of 11.0%.
(iii)Price Risk
Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to price risk related to derivative liabilities and contingent consideration that are valued based on the Company’s own stock price. An increase or decrease in stock price would result in an associated increase or decrease to Deferred consideration, contingent consideration and other payables, short-term and Derivative liabilities, short-term with a corresponding change to Other income, net.
(iv)Tax Risk

Tax risk is the risk of changes in the tax environment that would have a material adverse effect on the Company’s business, results of operations and financial condition. Currently, state-licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to IRC Section 280E, which bars businesses from deducting all expenses except their cost of goods sold when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of the Company, while any decrease in such tax levies will be beneficial to future operations. See Note 20 for the Company’s disclosure of uncertain tax positions.
(v)Regulatory Risk
Regulatory risk pertains to the risk that the Company’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, the Company recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on the Company’s business, results of operation and financial condition. The Company is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state and national levels. Although the regulatory outlook on the cannabis industry has been moving in a positive trend, any unforeseen regulatory changes could have a material adverse impact on the goals and operation of the Company's business.
(vi)Novel Coronavirus (“COVID-19”) Risk
COVID-19 was declared a pandemic by the World Health Organization on March 12, 2020. During the fourth quarter of 2020, the first vaccine utilized to prevent coronavirus infection was approved by the U.S. Food and Drug Administration. As of December 31, 2022, the vaccine is widely available, however, there remains significant economic uncertainty and consequently, it is difficult to reliably measure the potential impact of this uncertainty on the Company’s future financial results.
(vii) Inflation Risk
The Company has experienced increased inflationary pressures, including increased cultivation costs, distribution costs and operating expenses, which adversely has impacted our operating results. The Company expects these inflationary pressures to continue in 2023. The Company maintains strategies to mitigate the impact of higher raw material, energy and commodity costs, which include cost reduction, sourcing and other actions, which may help to offset a portion of the adverse impact.